Exhibit 99.1 INVESTOR PRESENTATION April 2024 OUR FA MILY O F BANKS

CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words believes, expects, anticipates, estimates, forecasts, intends, plans, targets, potentially, probably, projects, outlook or similar expressions or future conditional verbs such as may, will, should, would and could. CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry; (ii) changes in the interest rate environment, including significant market-driven impacts to deposit and loan pricing; (iii) the credit risks of lending activities, including our ability to estimate credit losses and the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iv) effectiveness of our data security controls in the face of cyber attacks and any reputational risks following a cybersecurity incident; (v) the duration and scope of a pandemic, and the local, national and global impact of a pandemic; (vi) changes in general business, industry or economic conditions or competition; (vii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (viii) higher than expected costs or other difficulties related to integration of combined or merged businesses; (ix) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (x) changes in the quality or composition of our loan and investment portfolios; (xi) the adequacy of the allowance for credit losses, including estimations of reserves on both specific credits and portfolio segments; (xii) increased competition; (xiii) loss of certain key officers; (xiv) deposit attrition; (xv) rapidly changing technology; (xvi) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xvii) changes in the cost of funds, demand for loan products or demand for financial services; and (xviii) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in CNB’s annual and quarterly reports filed with the SEC. The forward-looking statements contained herein are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why the actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This report contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non- GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include: Tangible common equity/tangible assets, Return on average tangible common equity, Net interest margin (fully tax equivalent basis), Efficiency ratio (fully tax equivalent) and Tangible book value per share. 2

2023 HIGHLIGHTS AT A GLANCE § Net income available to common shareholders (“earnings”) was $53.7 million, or $2.55 per diluted share, for the twelve months ended December 31, 2023, compared to earnings of $58.9 million, or $3.26 per diluted share, for the twelve months ended December 31, 2022 § As part of its overall capital management strategy, the Corporation has utilized the following: § During the twelve months ended December 31, 2023, the Corporation repurchased 326,459 common shares at a weighted average price per share of $20.08, compared to repurchases of 50,166 common shares at a weighted average price per share of $26.75 during the twelve months ended December 31, 2022; § Maintained the dividend per common share of $0.70 for the full-year 2023; § The Corporation's Return on Average Assets and Return on Average Equity of 1.04% and 10.54%, respectively, were lower for thetwelvemonthsended December 31, 2023, compared to the same measures of 1.20% and 13.86%, respectively, for the twelve months ended December 31, 2022; § Book value per common share was $24.57 at December 31, 2023, an increase of $2.18, or approximately 10% from $22.39 at December 31, 2022. A key objective for the Corporation is to target an increase of at least 10% in shareholder value annually; § Jeffrey S. Powell, a member of the CNB Financial Corporation and CNB Bank Boards of Directors, was elected Chairperson of both Boards by his fellow Directors, succeeding Peter F. Smith, who will reach his mandatory retirement date in June 2024. 3

FINANCIAL TRENDS TOTAL GROSS LOANS ($M) TOTAL DEPOSITS ($M) CAGR = 12.7% CAGR = 12.4% $6,000 $5,000 $4,468 $4,275 $4,999 $4,716 $5,000 $4,622 $4,000 $3,635 $4,182 $3,372 $4,000 $2,804 $3,000 $3,102 $3,000 $2,000 $2,000 $1,000 $1,000 $0 $0 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 TOTAL ASSETS ($M) CAGR = 11.2% $5,753 $6,000 $5,475 $5,329 $4,729 $5,000 $3,764 $4,000 $3,000 $2,000 $1,000 $0 2019 2020 2021 2022 2023 4 (1) CAGR: Compounded Annual Growth Rate from 2019 to 2023

EARNINGS POWER (1) (1) RETURN ON AVERAGE ASSETS RETURN ON AVERAGE EQUITY 14.1% 1.40% 15.00% 13.9% 13.4% 1.20% 1.17% 1.14% 1.20% 1.04% 12.00% 10.5% 1.00% 9.1% 0.75% 9.00% 0.80% 0.60% 6.00% 0.40% 3.00% 0.20% 0.00% 0.00% 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 (1) DILUTED EARNINGS PER SHARE $3.50 $3.26 $3.16 $3.00 $2.63 $2.55 $2.50 $1.97 $2.00 $1.50 $1.00 $0.50 $0.00 2019 2020 2021 2022 2023 5 (1) Returnonaverage assets,returnonaverage equity,and dilutedearnings per share include merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020.

EARNINGS POWER (2) NET INTEREST MARGIN EFFICIENCY RATIO(1)(2) 3.90% 3.83% 3.82% 3.80% 80% 3.69% Efficiency Ratio Efficiency Ratio - Fully Tax Equiv. 3.70% 3.64% 3.63% 3.61% 3.60% 70% 65.94% 65.13% 3.50% 61.55% 61.32% 60.26% 65.10% 3.38% 64.45% 3.40% 3.35% 60% 3.34% 60.87% 59.76% 3.29% 60.19% 3.30% 3.20% 50% 3.10% 40% 3.00% 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 NIM NIM Fully Tax Equiv. 6 (1) Efficiency ratio includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020. (2) Net interest margin fully tax equivalent and efficiency ratio fully tax equivalent are non-GAAP financial measures – see Appendix for reconciliations.

CREDIT QUALITY NONPERFORMING ASSETS TO TOTAL ASSETS NET CHARGE-OFFS TO LOANS 0.75% 0.50% 0.67% 0.62% 0.55% 0.50% 0.43% 0.38% 0.24% 0.25% 0.21% 0.25% 0.08% 0.08% 0.05% 0.00% 0.00% 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 (1) ALLOWANCE FOR CREDIT LOSSES TO NONACCRUAL LOANS 2.5 2.07 1.94 2.0 1.55 1.5 1.13 1.0 0.5 0.0 2020 2021 2022 2023 7 (1) Prior to January 1, 2020, the Corporation calculated the allowance for loan losses using the probable incurred methodology.

C&I AND COMMERCIAL MORTGAGE PORTFOLIO § Well diversified and granular C&I portfolio with no single industry greater than 22% of total C&I portfolio § CNB has proven C&I underwriting practices and strong loan loss history § Commercial Mortgage portfolio is also well diversified with no single segment greater than 23% of the total Commercial Mortgage portfolio, and with the Commercial Office segment representing less than 10% of the total Commercial Mortgage portfolio (1) C&I DETAIL (12/31/23) COMMERCIAL MORTGAGE DETAIL (12/31/23) Multi-Family Finance and Agriculture, 17.6% Insurance All Other Other Services Forestry, Fishing 6.3% 22.6% 5.2% and Hunting Construction Professional, 4.7% 7.6% Scientific, and Technical Services 4.6% Transportation and Retail Trade Warehousing 9.7% 3.7% Storage Units Educational 1.9% Services 3.5% Student Housing 2.1% Healthcare & Warehouse Lodging Social Services 2.5% 22.1% 11.6% Manufacturing 2.7% All Other Retail 21.7% 8.2% Manufacturing Office Mixed Use 21.4% 9.4% 10.8% 8 (1) Does not include construction loans

ADDITIONAL COMMERCIAL MORTGAGE DETAIL (1) (1) (1) LODGING (12/31/23) OFFICE (12/31/23) MULTI-FAMILY (12/31/23) § Consists of 171 loans, totaling $268.8 § Consists of 118 loans, totaling $114.7 million, § Consists of 206 loans, totaling $214.1 million, or 6.02% of total loans or 2.57% of total loans outstanding. million, or 4.79% of total loans outstanding. outstanding. § Nonaccrual commercial office loans totaled § There were no nonaccrual commercial $508 thousand, or 0.44% of total office § Nonaccrual multi-family loans totaled lodging loans. loans outstanding, with a specific loss $305 thousand, or 0.14% of total multi- reserve of $289 thousand. family loans outstanding. § The average outstanding balance per loan was $1.6 million. § The average outstanding balance per loan § The average outstanding balance per loan was $972 thousand. was $1.0 million. 9 (1) Markets are based upon metropolitan statistical areas.

CAPITAL DIVIDEND PER COMMON SHARE PREFERRED STOCK DIVIDEND – FIXED RATE $0.75 10.0% $0.70 $0.70 $0.69 $0.70 9.0% $0.68 $0.68 $0.65 8.0% 7.125% 7.125% 7.125% 7.125% $0.60 7.0% $0.55 6.0% $0.50 5.0% 2019 2020 2021 2022 2023 2020 2021 2022 2023 (1) TANGIBLE COMMON EQUITY/TANGIBLE ASSETS BOOK VALUE PER COMMON SHARE 10% Common equity / Total assets CAGR = 5.3% $24.57 Tangible common equity / Tangible assets $25.00 $22.85 9% $22.39 $21.29 8.93% 8.64% $20.00 8% 8.22% $20.00 8.10% 7.90% 7.58% 7% 7.23% 7.14% 6.70% $15.00 6.45% 6% 5% $10.00 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 10 (1) Tangible common equity/tangible assets is a non-GAAP financial measure – see Appendix for reconciliation.

REGULATORY CAPITAL RATIOS 16.1% 16.0% 14.9% 11.5% 11.4% 10.7% 10.5% 9.7% 8.2% Common Equity Tier 1 Ratio Tier 1 Leverage Ratio Total Risk Based Ratio Q4 2021 Q4 2022 Q4 2023 11

DIVIDEND HISTORY HISTORICAL DIVIDEND PER COMMON SHARE $0.80 $0.70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $0.00 Common Dividend Special Dividend 12

FINANCIAL PERFORMANCE SUMMARY Q1 2024 Three Months Ended QoQ % YoY % Dollars in thousands, except per share data 3/31/24 12/31/23 3/31/23 Change Change Total Assets $ 5,801,412 $ 5,752,957 $ 5,583,334 0.8% 3.91 % Loans 4 ,431,398 4 ,468,476 4 - ,301,297 0.8%3.0% Deposits 5, 037,553 4 ,998,750 4 ,754,129 0.8% 6.0 % Net Income Available to Common Stockholders 11,525 12,901 15,414 -10.7% -25.2 % Diluted Earnings per Common Share 0.55 0.62 0.73 -11.3% -24.7 % Net Interest Margin 3.40% 3.54% 3.81% -4.0% -10.8% (1) Net Interest Margin (fully tax equivalent basis) 3.38% 3.51% 3.79% -3.7% -10.8 % Return on Average Assets 0.88% 0.97% 1.23% -9.3% -28.5 % Return on Average Equity 8.79% 9.97% 12.60% -11.8% -30.2 % Efficiency Ratio 69.08% 67.66% 61.04% 2.1% 13.2% (1) Efficiency Ratio (fully tax equivalent basis) 68.29% 66.93% 60.47% 2.0% 12.9% 13 (1) Net interest margin (fully tax equivalent basis) and efficiency ratio (fully tax equivalent basis) are non-GAAP financial measures – see Appendix for reconciliations. Performance ratios are annualized

LIQUIDITY PROFILE § At March 31, 2024, the total estimated uninsured deposits for CNB Bank were approximately $1.4 billion, or approximately 27.70% of total CNB Bank deposits. However, when excluding $101.1 million of affiliate company deposits and $437.9 million of pledged-investment collateralized deposits, the adjusted amount and percentage of total estimated uninsured deposits was approximately $884.6 million, or approximately 17.21% of total CNB Bank deposits as of March 31, 2024; § At March 31, 2024, the Corporation had $259.5 million of cash equivalents held in CNB Bank’s interest- bearing deposit account at the Federal Reserve. These excess funds, when combined with $3.6 billion in (i) available borrowing capacity from the Federal Home Bank of Pittsburgh ( FHLB ) and the Federal Reserve, and (ii) available unused commitments from brokered deposit sources and other third-party funding channels, including previously established lines of credit from correspondent banks, result in the total on-hand and contingent liquidity sources for the Corporation to be approximately 4.3 times the estimated amount of adjusted uninsured deposit balances discussed above; § At March 31, 2024, the Corporation had no outstanding short-term borrowings from the FHLB or the Federal Reserve's Discount Window. 14

LOOKING INTO 2024 § CNB Bank plans to continue its expansion in State College, PA, with the opening of a second full-service branch in 2024. § BankOnBuffalo plans to open another full-service branch in the Buffalo area before the end of the year and is expanding its presence in the Rochester, NY market with the expansion of itsloanproductionofficeintoa full- service branch. § ERIEBank is expanding its presence in the greater Cleveland metro with a newbranchlocationinWestlake, OH, which is scheduled to open this summer. § Impressia Bank will focus on opportunities across the Bank’s footprint to serve and empower women-owned small businesses and retail relationships. § Ridge View Bank broke ground on its regional headquarters in 2023 and has an expected completion date of the fourth quarter of 2024. 15

BANK ON WHEELS § The first of its kind operated by any financial institution in Western New York, BankOnWheels is a full-service, yet fully mobile bank branch, has enabled the bank to deliver essential banking services to communities with little or no access to such services today. § The BankOnWheels rotates between four locations in the cities of Buffalo and Niagara Falls, NY, with plans to serve additional locations in the future. 16

PARADE STREET § ERIEBank, a division of CNB Bank, is working with the East Side Renaissance team to help revitalize and redevelop a four-block corridor of Parade Street, in Erie, PA to better serve the needs of the community and draw more economic activity back to this neglected section of the city. § In February 2024, construction began on a new community banking office and financial education center § We aspire to be part of the neighborhood, not just a bank in the neighborhood, and have established a community advisory committee consisting of local stakeholders in collaboration with the bank. “Today marks a significant milestone for ERIEBank. We believe that access to reliable financial services and quality financial education is fundamental to empowering individuals and driving economic growth within our community. This endeavor not only demonstrates our commitment to serve the residents of Erie but also showcases our dedication to fostering financial literacy and economic prosperity,” said Katie Jones, President of ERIEBank. 17

THANK YOU FOR ATTENDING OUR 2024 ANNUAL SHAREHOLDER MEETING. 18

APPENDIX

NON-GAAP RECONCILIATION Twelve Months Ended Three Months Ended 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 3/31/23 12/31/23 3/31/24 Interest Income $155,728 $167,167 $179,600 $213,738 $293,696 $66,640 $79,208 $77,905 LESS: Interest Expense 39,530 32,456 19,820 24,079 103,867 19,001 31,514 32,683 Net Interest Income 116,198 134,711 159,780 189,659 189,829 47,639 47,694 45,222 Average Total Earning Assets $3,194,911 $4,092,076 $4,768,040 $4,954,547 $5,232,117 $5,068,689 $5,343,817 $5,350,126 Net Interest Margin (GAAP) (annualized) 3.64% 3.29% 3.35% 3.83% 3.63% 3.81% 3.54% 3.40% Interest Income $155,728 $167,167 $179,600 $213,738 $293,696 $66,640 $79,208 $77,905 ADD: Tax Equivalent Adjustment 1,476 1,361 953 1,235 997 270 242 217 Adjusted Interest Income (fully tax equivalent basis) (non-GAAP) 157,204 168,528 180,553 214,973 294,693 66,910 79,450 78,122 LESS: Interest Expense 39,530 32,456 19,820 24,079 103,867 19,001 31,514 32,683 Net Interest Income (fully tax equivalent basis) (non-GAAP) 117,674 136,072 160,733 190,894 190,826 47,909 47,936 45,439 Average Total Earning Assets $3,194,911 $4,092,076 $4,768,040 $4,954,547 $5,232,117 $5,068,689 $5,343,817 $5,350,126 (ADD) LESS: Average Mark to Market Adjustment on Investments 5,631 18,884 9,879 (40,271) (61,089) (58,664) (68,546) (55,146) Adjusted Total Earning Assets 3,189,280 4,073,192 4, 758,161 4,994,818 5, 293,206 5,127,353 5,412,363 5,405,272 Net Interest Margin, fully tax equivalent basis (non-GAAP) (annualized) 3.69% 3.34% 3.38% 3.82% 3.61% 3.79% 3.51% 3.38% 20

NON-GAAP RECONCILIATION Twelve Months Ended Three Months Ended 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 3/31/23 12/31/23 3/31/24 Dollars in thousands, except per share data Calculation of efficiency ratio: Non-interest expense $87,508 $107,326 $116,433 $137,622 $145,342 $33,990 $38,450 $37,424 Non-interest income 25,975 28,059 33,434 34,766 33,335 8,042 9,137 8,955 Net interest income 116,198 134,711 159,780 189,659 189,829 47,639 47,694 45,222 Total revenue 142,173 162,770 193,214 224,425 223,164 55,681 56,831 54,177 Efficiency ratio 61.55% 65.94% 60.26% 61.32% 65.13% 61.04% 67.66% 69.08% Calculation of efficiency ratio (fully tax equivalent basis) (non-GAAP): Non-Interest Expense $87,508 $107,326 $116,433 $137,622 $145,342 $33,990 $38,450 $37,424 LESS: Core Deposit Intangible Amortization 567 206 107 96 84 22 19 20 Adjusted Non-Interest Expense $86,941 $107,120 $116,326 $137,526 $145,258 $33,968 $38,431 $37,404 Non-Interest Income 25,975 28,059 33,434 34,766 33,335 8,042 9,137 8,955 Net Interest Income 116,198 134,711 159,780 189,659 189,829 47,639 47,694 45,222 LESS: Tax Exempt Investment and Loan Income, net of TEFRA (non-GAAP) 6,664 5,703 4 ,973 5 ,011 5 ,425 1,318 1,383 1,337 ADD: Tax Exempt Investment and Loan Income (non-GAAP) (tax-equivalent) 8,946 7,490 6 ,416 6 ,509 7 ,635 1,806 1,968 1,932 Adjusted Net Interest Income (non-GAAP) 118,480 136,498 161,223 191,157 192,039 48,127 48,279 45,817 Adjusted Net Revenue (non-GAAP) (tax-equivalent) 144,455 164,557 194,657 225,923 225,374 56,169 57,416 54,772 Efficiency Ratio (fully tax-equivalent) (non-GAAP) 60.19% 65.10% 59.76% 60.87% 64.45% 60.47% 66.93% 68.29% 21

NON-GAAP RECONCILIATION Twelve Months Ended Dollars in thousands, except per share data 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 Total stockholder's equity (GAAP) $304,966 $416,137 $442,847 $530,762 $571,247 LESS: preferred equity - 57,785 57,785 57,785 57,785 Common equity 304,966 358,352 385,062 472,977 513,462 LESS: goodwill and other intangible assets 38,890 44,316 44,209 44,113 44,154 Tangible common equity (non-GAAP) $266,076 $314,036 $340,853 $428,864 $469,308 Total Assets 3,763,659 4,729,399 5,328,939 5,475,179 5,752,957 LESS: goodwill and other intangible assets 38,890 44,316 44,209 44,113 44,154 Tangible Assets (non-GAAP) 3,724,769 4,685,083 5,284,730 5,431,066 5,708,803 Common equity / Total assets (GAAP) 8.10% 7.58% 7.23% 8.64% 8.93% Tangible common equity / Tangible assets (non-GAAP) 7.14% 6.70% 6.45% 7.90% 8.22% 22